Stericycle, Inc.

Exhibit 10.3

AMENDMENT NO. 5

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement") is being executed and delivered as of July 7, 2004 by and among Stericycle, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower named as signatories hereto (collectively, the "Subsidiary Guarantors"), certain of the financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the "Required Lenders") and Bank of America, N.A., as representative of the Lenders party to the Credit Agreement referred to and defined below (in such capacity, the "Administrative Agent"). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, Credit Suisse First Boston, as the Co-Syndication Agent, UBS Warburg, LLC, as the Co- Syndication Agent, and Fleet National Bank, as the Documentation Agent, have entered into that certain Amended and Restated Credit Agreement dated as of October 5, 2001, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of June 28, 2002, Amendment No. 2 to Amended and Restated Credit Agreement dated as of January 27, 2003, Amendment No. 3 to Amended and Restated Credit Agreement dated as of March 15, 2004 and Amendment No. 4 and Consent to Amended and Restated Credit Agreement dated as of June 8, 2004 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans to the Borrower;

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement to, among other things, (a) provide that the Borrower shall have discretion to apply all or part of any voluntary prepayments of the Loans made pursuant to Section 3.1.1(a)(1) of the Credit Agreement to reduce the principal outstanding balance of the Term A Loans, the Term B Loans or the Revolving Loans, (b) increase the Revolving Loan Commitment Amount from $105,000,000 to $187,000,000 and (c) decrease the amount by which the Term A Loan Commitment Amount, Term B Loan Commitment Amount or Revolving Loan Commitment Amount may be increased pursuant to Section 2.8 of the Credit Agreement from $100,000,000 to $18,000,000, and, subject to the terms and conditions of this Agreement, the Administrative Agent and the Required Lenders hereby agree to such amendment to the Credit Agreement; and

WHEREAS, in anticipation of effecting the increase in the Revolving Loan Commitment Amount, (i) certain of the Revolving Loan Lenders have agreed to sell and assign certain portions of their outstanding Revolving Loans under the Credit Agreement to certain of the other Lenders, and (ii) the Revolving Loan Lenders hereunder have agreed to reallocate their respective Commitments and interests in the existing Revolving Loans under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent, such parties hereby agree as follows:

1. Amendment to the Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Paragraph 2 of this Agreement, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) The following defined terms are hereby added in the appropriate alphabetical locations:

"'Amendment No. 5' means that certain Amendment No. 5 to Amended and Restated Credit Agreement dated as of July 7, 2004 among the Borrower, the Subsidiary Guarantors signatories thereto, certain of the Lenders and the Administrative Agent."

"'Amendment No. 5 Effective Date' means the date on which the Administrative Agent has received each of items set forth in Paragraph 2 of Amendment No. 5."

"'Amendment No. 5 Purchasing Lender' means each Lender listed on Schedule III attached hereto with respect to which a positive amount is set forth beside its name in such schedule under any heading designated therein as 'Change in Outstandings'."

"'Amendment No. 5 Selling Lender' means each Lender listed on Schedule III attached hereto with respect to which a negative amount is set forth beside its name in such schedule under any heading designated therein as 'Change in Outstandings'."

(ii) The definitions of "Amendment No. 2 Purchasing Lender" and "Amendment No. 2 Selling Lender" are hereby deleted in their entirety.

(ii) The definition of "Revolving Loan Commitment Amount" is hereby amended and restated as follows:

"'Revolving Loan Commitment Amount' means, on any date, $187,000,000, as such amount may be reduced from time to time pursuant to Section 2.2 and as such amount may be increased from time to time in accordance with Section 2.8."

(b) Section 2.8(a) of the Credit Agreement is hereby amended to delete the reference to the dollar amount "$100,000,000" set forth in the first sentence of such section and to replace such dollar amount with the dollar amount "$18,000,000".

(c) Section 3.1.1(a)(1) of the Credit Agreement is hereby amended and restated as follows:

"(1) the Term A Loans, the Term B Loans or the Revolving Loans, in the Borrower's discretion, to be allocated to reduce the outstanding principal balance of such Loans in the manner specified by the Borrower, in its discretion; provided, however, that (A)(i) any such prepayment of the Term A Loans shall be made pro rata among Term A Loans, (ii) any such prepayment of the Term B Loans shall be made pro rata among Term B Loans, and (iii) any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans; (B) all such voluntary prepayments shall require at least one but no more than five Business Days' prior written notice to the Administrative Agent; and (C) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple of $100,000; and"

(d) Section 3.1.2(b)(1) of the Credit Agreement is hereby amended and restated as follows:

"Each prepayment of Loans made pursuant to clauses (e), (f) and (g) of Section 3.1.1 shall be applied (i) first, pro rata to a mandatory prepayment of the outstanding principal amount of all Term A Loans and Term B Loans (with the amount of such prepayment of the Term A Loans and the Term B Loans being applied to the remaining scheduled amortization payments of the Term A Loans or Term B Loans, as the case may be, pro rata in accordance with the amount of each such remaining Term A Loan or Term B Loan amortization payments, and (ii) second, once all Term Loans have been repaid in full, to the repayment of any outstanding Revolving Loans and, in the case of prepayments pursuant to clause (e) or (f) of Section 3.1.1, to a reduction of the Revolving Loan Commitment Amount in accordance with Section 2.2.2."

(e) Section 10.11 is amended to delete Section 10.11.3 in its entirety and to replace the following therefor:

"SECTION 10.11.3 2004 Assignments.

(a) As of the Amendment No. 5 Effective Date, each of the Amendment No. 5 Selling Lenders hereby sells and assigns to the each of the Amendment No. 5 Purchasing Lenders, and each of the Amendment No. 5 Purchasing Lenders hereby purchases and assumes from each of the Amendment No. 5 Selling Lenders, certain of each Amendment No. 5 Selling Lender's Commitments and interests in the Loans (collectively, the 'Loan Interests'), and each of the Revolving Lenders hereby agrees to reallocate among them their respective Commitments, in each case such that after giving effect to such sales, assignments, purchases, assumptions and reallocations, each Revolving Lender shall have the resulting Loan Interests as are set forth on Schedule III beside its name. As consideration for such sales, assignments, purchases, assumptions and reallocations, on the Amendment No. 5 Effective Date, each Amendment No. 5 Purchasing Lender shall pay to the Administrative Agent, by wire transfer of immediately available funds, each positive amount (if any) set forth beside its name on Schedule III under the headings "Change in Outstandings", and, upon receipt of such amounts, the Administrative Agent shall pay to each Amendment No. 5 Selling Lender each negative amount (if any), set forth beside its name on Schedule III under the headings "Change in Outstandings". The sales, assignments, purchases, assumptions and reallocations to be effected pursuant to this paragraph shall be without recourse to, or representation or warranty (except as expressly provided in this Section 10.11.3) by, any of the Lenders.

(b) Each of the Amendment No. 5 Selling Lenders (i) represents and warrants that it is the legal and beneficial owner of the Loan Interests, if any, being sold and assigned by it hereunder and that such Loan Interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by the Borrower in or in connection with the Credit Agreement or Amendment No. 5; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Affiliates or the performance or observance by the Borrower or its Affiliates of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

(c) Each of the Amendment No. 5 Selling Lenders will deliver to the Administrative Agent any existing Revolving Note evidencing any portion of such Amendment No. 5 Selling Lender's interests in the Revolving Loan owed by the Borrower to such Amendment No. 5 Selling Lender prior to giving effect to the sales and assignments being effected hereby (the '2004 Old Notes'). Upon receipt by the Administrative Agent from any Amendment No. 5 Selling Lender of its 2004 Old Notes, and receipt from the Borrower of the substituted and amended notes payable to the Lenders and to be delivered by the Borrower pursuant to Amendment No. 5 (the '2004 New Notes'), the Administrative Agent will return the 2004 Old Notes to the Borrower marked 'substituted and amended' and deliver the 2004 New Notes to each applicable Lender."

(d) The effective date of the sales, assignments, purchases, assumptions and reallocations to be effected by this Section 10.11.3 shall be the date on which all of the conditions to effectiveness of the Amendment No. 5 shall have been satisfied.

(e) As of the Amendment No. 5 Effective Date, (i) the Amendment No. 5 Purchasing Lenders shall be a party to the Credit Agreement, as amended pursuant to Amendment No. 5, and, to the extent provided in this Section 10.11.3, shall have the rights and obligations of a 'Lender' thereunder, and (ii) each of the Amendment No. 5 Selling Lenders shall, to the extent provided in this Section 10.11.3, relinquish its respective rights and be released from its obligations under the Credit Agreement, as amended by Amendment No. 5.

(f) From and after the Amendment No. 5 Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the Loan Interests assigned hereby (including all payments of principal, interest and fees with respect thereto) to the Lenders.

(g) All interest and fees under the Credit Agreement which are accrued and unpaid through the Amendment No. 5 Effective Date with respect to the Revolving Loans assigned and Commitments reallocated hereby shall be for the account of the Amendment No. 5 Selling Lenders and, upon the Administrative Agent's receipt from the Borrower of payment of such interest and fees, the Administrative Agent shall allocate such payments among the Amendment No. 5 Selling Lenders and the Amendment No. 5 Purchasing Lenders accordingly."

(f) The Credit Agreement is amended to replace the existing Schedule III attached thereto with the Schedule III attached hereto as Exhibit A.

2 Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 of this Agreement shall be effective upon the Administrative Agent's receipt of each of the following (the "Effective Date"):

(a) an originally-executed counterpart (or facsimile thereof) of this Agreement duly executed and delivered by Authorized Officers of (i) the Borrower, (ii) each Subsidiary Guarantor, (iii) Lenders holding at least a majority of the aggregate outstanding principal amount of Term A Loans; (iv) Lenders holding at least a majority of the aggregate outstanding principal amount of Term B Loans, (v) Lenders holding at least a majority of the Revolving Loan Commitment Amount and (vi) each Lender whose Revolving Loan Commitment is increased pursuant to this Agreement;

(b) Amended and Restated Revolving Notes, in form and substance acceptable to the Administrative Agent, made payable to each Lender whose Revolving Loan Commitment is increased pursuant to this Agreement;

(c) a certificate signed by an officer of the Borrower, dated as of the date hereof, stating that, after giving effect to the consents and amendments contemplated by this Agreement: (i) the representations and warranties contained in Article VI of the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct in all material respects as of date and (ii) no Default or Event of Default exists or would result therefrom;

(d) a certificate signed by an officer of the Borrower, dated as of the date hereof, certifying (i) the currency and authenticity of the resolutions of the board of directors of the Borrower authorizing its execution and delivery of this Agreement and the performance hereof and of the Credit Agreement as to be amended hereby, (ii) the incumbency of the officers of the Borrower authorized to execute this Agreement and (iii) the currency and authenticity of the Organic Documents of the Borrower; and

(e) payment in full from the Borrower, in immediately available funds, of (i) an amendment fee payable to each Lender holding Term B Loans that executes and delivers a counterpart signature page to this Agreement on or before July 7, 2004 in an amount equal to 0.10% of the outstanding principal balance the Term B Loans payable to such Lender, and (ii) a commitment increase fee payable to each Lender in an amount equal to 0.10% of the amount, if any, by which such Lender's Revolving Loan Commitment is to be increased pursuant to this Agreement, all of which aforementioned fees shall be fully earned and non-refundable when paid.

3. Representations, Warranties and Covenants.

(a) Each of the Borrower and each Subsidiary Guarantor hereby represents and warrants that this Agreement and the Credit Agreement, as applicable, constitute the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms.

(b) Each of the Borrower and each Subsidiary Guarantor hereby represents and warrants that its execution, delivery and performance of this Agreement and the Credit Agreement, as applicable, have been duly authorized by all proper corporate action, do not violate any provision of its certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which such Person or any such Person's Affiliates is bound.

(c) The Borrower hereby represents and warrants that, after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of the Borrower's execution and delivery hereof or thereof in all material respects as though made on and as of such date.

4. Reaffirmation, Ratification and Acknowledgment; Reservation. The Borrower and each Subsidiary Guarantor hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent's, or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such Subsidiary Guarantors with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Administrative Agent and the Lenders. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement.

5. Governing Law. This Agreement shall be deemed to be a contract made under and governed by and construed in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

6. Administrative Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of- pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the related Loan Documents.

7. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

* * * * *

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

STERICYCLE, INC., as Borrower

By: /s/ Frank J.M. ten Brink

Name: Frank J.M. ten Brink

Title: Chief Financial Officer

ENVIROMED, INC.,

BRIDGEVIEW, INC.,

MICRO-MED INDUSTRIES, INC.,

MICRO-MED OF GEORGIA, INC.,

MICRO-MED OF NORTH CAROLINA, INC.,

MICRO-MED OF TENNESSEE, INC.,

SCHERER LABORATORIES, INC.,

BIO-WASTE MANAGEMENT CORPORATION,

STERICYCLE OF WASHINGTON, INC.,

WASTE SYSTEMS, INC.,

MED-TECH ENVIRONMENTAL, INC.,

MED-TECH ENVIRONMENTAL (MA), INC.,

IONIZATION RESEARCH CO., INC.,

BFI MEDICAL WASTE, INC.,

AMERICAN MEDICAL DISPOSAL, INC.,

ENVIRONMENTAL HEALTH SYSTEMS, INC.,

STROUD PROPERTIES, INC.,

STERICYCLE INTERNATIONAL, LLC,

By: /s/ Frank J.M. ten Brink

Title: Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Paul Folino

Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and as Issuing Bank

By: [signature illegible]

Title: Managing Director

[Signatures of other Lenders and schedules and exhibits omitted]

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